UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-03931

CLIPPER FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2010

Date of reporting period: June 30, 2010

____________________

ITEM 1. REPORT TO STOCKHOLDERS

CLIPPER FUNDSM

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the prospectus or more current performance information by calling investor services at 1-800-432-2504, or on Clipper Fund’s website (www.clipperfund.com).

CLIPPER FUNDSM	Table of Contents

Shareholder Letter	2

Management’s Discussion of Fund Performance	12

Fund Overview	14

Expense Example	15

Schedule of Investments	16

Statement of Assets and Liabilities	19

Statement of Operations	20

Statements of Changes in Net Assets	21

Notes to Financial Statements	22

Financial Highlights	26

Director Approval of Advisory Agreements	27

Fund Information	29

Privacy Notice and Householding	30

Directors and Officers	31

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

CLIPPER FUNDSM	Shareholder Letter

The chart below summarizes results through June 30, 2010 for the Clipper Fund. The credit for the Fund’s outstanding 10-year results belongs to our predecessor. The responsibility for the poor five-year results rests almost entirely with us as we assumed management four and a half years ago.1 While it is heartening that Fund results have exceeded the S&P 500® Index for the last one- and two-year periods, there is still a great deal of ground to make up.2 As large investors in Clipper Fund, we share the cost of these unsatisfactory results and have every incentive to keep the Fund on this improved track.  Nothing we say in the pages ahead is meant to excuse or minimize the poor results under our stewardship. We are committed to Clipper Fund and believe that over a long period of time the fact that it is concentrated and, as a relatively small fund, opportunistic should be advantages.3 Should we generate improved returns, the fact that realized and unrealized losses now make up almost 46% of the Fund’s net asset value will make it very tax efficient.

Annualized Total Returns as of June 30, 2010
	1 Year	5 Years	10 Years	Since Inception (2/29/84)
Clipper Fund	23.43%	(4.78)%	3.10%	10.97%
Return After Taxes on Distributions	23.28%	(5.52)%	1.96%	N/A
Returns after Taxes on Distributions and Sale of Fund Shares	15.45%	(3.77)%	2.51%	N/A
S&P 500® Index	14.43%	(0.79)%	(1.59)%	10.12%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. The total annual operating expense ratio as of the most recent prospectus was 0.76%.  The total annual operating expense ratio may vary in future years. Current performance may be higher or lower than the performance data quoted.  For most recent month-end performance, visit clipperfund.com or call 800-432-2504. The Fund received favorable class action settlements from companies which it no longer owns. These settlements had a material impact on the investment performance of the Fund in 2009. This was a one-time event that is unlikely to be repeated. Clipper Fund was managed from inception, February 29, 1984, until January 1, 2006 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006. See endnotes for additional disclosure.

In this report, we will try to put these results in context as well as share our perspective on the investment environment and our Portfolio companies. We have again structured the report as a series of responses to the questions we are most frequently asked by shareholders. We have organized them from the general to the specific and, as always, will include a review of our mistakes as well as our successes.

Q: Will the economy and/or the stock market “double dip”?

A: We receive more questions about the short-term outlook for the market and the economy than on any other topic. Unfortunately, each time we are asked, we must give the same answer, “We don’t know.” While such an answer is unsatisfying, it is the only truthful one we or any other investor can give. Since the dawn of history, people have wanted to predict the future. But wanting to and being able to are not the same thing. The two charts on page 3 clearly show that predictions by investment strategists and economists about the stock market (chart 1) and the economy (chart 2) are essentially uncorrelated with what actually happens.

1 Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.
2 Past performance is not a guarantee of future results.
3 Clipper Fund is non-diversified and, therefore, is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio. The Fund may be subject to greater volatility and risk, as the Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the few companies on which the Fund focuses.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

If this data is not convincing, consider the following admission from none other than Alan Greenspan who said, “I was telling my colleagues the other day…I’d been dealing with these big mathematical models for forecasting the economy…and I say, ‘Y’know, if I could figure out a way to determine whether or not people are more fearful, or changing to euphoric…I could forecast the economy better than any way that I know.’ The trouble is, we can’t figure that out. I’ve been in the forecasting business for 50 years, and I’m no better than I ever was, and nobody else is either.”4

4 "Jon Stewart and Alan Greenspan: Best Interview Ever" (September 19, 2007). http://dummyspots.com/2007/09/jon-stewart-and-alan-greenspan-best-interview-ever/. (July 24, 2010).

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

The futility of forecasting does not mean that investors should ignore the economic environment. On the contrary, it is essential that investors factor economic risks and uncertainties into all portfolio decisions. In recent reports, we have written about some of the most important of these risks, including both the short-term impediments to a robust recovery as the painful process of reducing consumer debt continues, as well as the long-term risks of substantial inflation given the government’s incentive to deflate the cost of its debts by inflating the amount of money it prints. We continue to view these as grave risks and have left our earlier discussion of them on our website for your review (Please see our Annual Review 2009 in the “Fund Literature” section of clipperfund.com). These twin risks of short-term deflation followed by long-term inflation are troubling and although neither can be predicted with certainty, such risks are a vital consideration when making investment decisions. As we have often written, the fact that we cannot predict does not mean we cannot prepare.

One way to begin this preparation is to learn from the legendary banker J.P. Morgan who, when asked his prediction for the stock market, famously declared, “It will fluctuate.”  Although at first such an answer sounds flip, there is a relevant truth hidden in it. Specifically, although the timing of ups and downs cannot be predicted, the fact that there will be ups and downs is a certainty. Furthermore, because of our long holding period, it is likely that we will own any company we purchase for Clipper Fund through both the ups and downs—through periods of economic expansion and recession, rising interest rates and falling interest rates, and bull markets and bear markets. As a result, when we are evaluating potential investments, we must consider how each business might perform under a range of different economic scenarios. For example, rather than try to forecast the timing of economic downturns, we try to incorporate their inevitability into our business appraisals. Specifically, we ask ourselves, Are the businesses that we own at today’s prices likely to produce satisfactory long-term returns for patient investors even if we go through periods of recession? In our view, the companies that make up Clipper Fund pass this threshold test. Importantly, this test does not mean that a company’s share price and its earnings will not decline during a recession, but rather that its long-term earnings power and competitive position will not be permanently impaired.5 So instead of trying to predict the timing of ups and downs, we seek to invest in those companies that should have the ability to endure and adapt to whatever the future holds. This is especially true today when the risks are so large and many predictions contradictory.

Q: What characteristics give businesses the ability to endure and adapt?

A: Assessing a business’s durability and adaptability is the foundation of our investment research process at Davis Advisors. These assessments are complex and not based on rules or certainties but rather tendencies and probabilities. As in many complex problems, it is often useful to begin by first inverting the question, in this case by asking, What characteristics tend to lead to business failure or impairment? When asked in this inverted fashion, a number of answers seem immediately obvious. Generally, businesses fail or become impaired due to some combination of debt, low returns on capital, competition, obsolescence, over-concentration (by geography or product), ‘diworsification’ (a wonderful term coined by legendary portfolio manager Peter Lynch to describe foolish acquisitions), and hubris. If such characteristics are most often associated with failure or impairment, then we can turn back to the original question and conclude that those businesses without these traits will tend to be more durable and more adaptable. Therefore, in the face of inherent uncertainty, investors should look for businesses with strong balance sheets, satisfactory returns, sustainable competitive advantages, products with low risk of obsolescence, geographic and/or product diversification, a skeptical view of mergers and acquisitions, and a healthy fear of arrogance and complacency.

Q: How does Davis Advisors identify these companies?

A: While making a list of such traits is straightforward, identifying these characteristics in real businesses is not so simple. To start with many of these traits are subjective or qualitative. Even those that are quantitative such as balance sheet strength and returns on capital often require some context or adjustment. Furthermore, even if a company has embodied these traits in the past, there is no certainty that it will do so in the future. However, while there are no certainties, there are probabilities. For more than four decades, identifying these characteristics and assessing the probability they will continue has been the foundation of our research process. This process includes such steps as a detailed review of each company’s financial and regulatory documents, extensive management interviews, competitive benchmarking and comparisons, and so forth. While inexact, our focus on identifying those businesses with the characteristics that make them more likely to endure and adapt has been an important contributor to our long-term results.

5 There is no guarantee that the holdings in the Fund will increase in value over the short-term or the long-term.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Q. Are such companies always good investments?

A. If identifying businesses with such attractive characteristics is the foundation of our investment process, buying them at the right price is the capstone. Because the stock market works like a pari-mutuel system, those businesses that are most admired tend to trade at the highest valuations, which in turn can make them poor investments. To understand why valuation is such an integral part of investment return, consider a simple example of a small, durable business that reliably generates $70,000 per year of income. If this business is purchased for $1 million, the investor will receive a 7% return. If the same business is purchased for $2 million, the investor’s return drops to only 3.5%.

For decades, the most durable companies—those with strong balance sheets, satisfactory returns, sustainable competitive advantages, products with low risk of obsolescence, geographic and/or product diversification, and so forth—have traded at significant premiums to the averages. While such a premium may be warranted, it decreases the likelihood investors will earn an excess return. In general, investors who have wanted the safety and security of owning some of the world’s most durable businesses have had to give up some return by paying a higher than average valuation. Such valuations reached bubble levels in the Nifty Fifty era of the early 1970s and again in the late 1990s when many such global leaders had dividend yields of less than 1% and traded at more than 30 times earnings.

Q. How do such companies compare to other alternatives today?6

A. Because of the enormous risks in today’s economy, characteristics such as durability and adaptability should be especially highly valued. But despite these risks, shares in many global leaders are trading at or near their lowest absolute and relative valuations in decades, creating a significant opportunity for long-term investors. The best way to understand this opportunity is to take a moment to consider the alternatives. For example, money market funds now yield close to zero and in some cases actually have surcharges that result in a negative yield. That means money market investors today are simply accepting a zero percent return as their best case. But when (not if) we enter a period of inflation, real returns on money market funds will be negative and holders will suffer real losses in purchasing power.

Turning to intermediate and long-term U.S government bonds, these have done so well for so long, investors feel safe owning them. However, as is usually the case, those asset classes that investors feel are the least risky are often those that are in a bubble. For example, in the years leading up to the worst real estate decline on record, people could hardly imagine losing the equity in their home. In fact, the higher prices went, the more real estate seemed like a low-risk sure thing and the more comfortable people were increasing their leverage. Today the same is true of intermediate and long-term government bonds. A 10-year U.S. Treasury bond, for example, currently yields less than 3%. Because interest rates have fallen steadily for almost 30 years, few bond investors can recall more than a temporary period when bonds declined in value. Investors who know history, however, realize that the last time interest rates were at today’s levels, bonds went on to decline in value for more than 20 years. What’s more, on an inflation-adjusted basis, investors in U.S. Treasuries lost more in those 20 years than stock investors did during the Great Depression!7 It is striking today that the dividend yield alone on many high quality and durable companies is higher than the coupon on a 10-year government bond. In addition, this dividend generally represents a payout of less than half of earnings. This means investors in these equities are currently receiving an earnings yield more than twice the yield on bonds and a dividend yield that roughly matches. Furthermore, because such businesses maintain a certain amount of pricing power, these earnings and dividends should be somewhat inflation-protected compared to bonds whose real yields erode in times of inflation.

While the inflation risks described above also apply to municipal and corporate bonds, each of these categories has additional areas of concern that should be considered. Before mentioning these general concerns, it must be noted that both the municipal and corporate debt sectors are large and include issuers of vastly different quality and soundness. Even if the overall sectors do poorly, expert investors may be able to find specific issues that do well.  That said, some general concerns

6 Common stocks, cash, and bonds represent different asset classes subject to different risks and rewards. Bonds and cash are considered to have less risk than equities. Future economic events may favor one asset class over another.
7 Source: Morningstar.  Bond prices and yields are represented by a constant maturity U.S. government bond.  Results assume an investor purchases a U.S. government bond at the beginning of every year, sells it at the end, and rolls the proceeds and the interest received into another U.S. government bond.  Results are adjusted for inflation.  (Past performance is no guarantee of future results.)

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

should be kept in mind. For municipals, one need only pick up the newspaper to realize that the financial condition of many municipalities makes the federal government look like a paragon of prudence. Unfortunately, if you limit investments only to those issuers whose finances or prospects are sound, these currently trade at such low rates that, as with Treasuries, investors are not compensated for the inflation risk they are assuming. The same is true in the corporate debt world. The debt of strong and sound companies currently yields a paltry 3%-4%. As for lower quality corporate debt, one doesn’t need a long memory to realize that should the economy slow again, the financial condition of many highly leveraged companies could quickly become strained.

Turning to equity alternatives, in the domestic equity markets many investors have shunned shares in large and durable companies in favor of small- and mid-sized companies. Stocks of small- and mid-sized companies have outperformed large-capitalization companies over the last decade and, as is often the case, investors want to get in after such periods of outperformance.8 While this category is too diverse for sweeping statements to apply, it is generally true smaller companies tend to be more concentrated by product or geography. While such concentration is not bad in itself, it can increase a company’s vulnerability to global competition or obsolescence. Outside of small- and mid-capitalization stocks, investors have also flocked to international and emerging market stocks, mutual funds and ETFs.9 In many cases, these investments are made without regard to valuation but simply because of the widely held view that emerging markets are growing faster than the United States. Such “story” investing can often lead to trouble as it did during the Internet mania. While we would agree that it is likely that many emerging markets will grow faster than the United States, there may be ways to capitalize on this trend that involve less risk than blindly buying some foreign index. For example, in our view, where a company earns its money is more important than where its stock is listed. Although the S&P 500® Index is considered a domestic stock index, the companies that make up the Index earn roughly half of their profits outside the United States. In other words, although companies like Procter & Gamble, Coca-Cola and others are truly global companies, they often trade at a discount to foreign companies with similar growth prospects because they are wrongly perceived as domestic companies. As a result, they offer investors a good combination of exposure to higher growth economies such as China and India at a lower valuation and with better diversification, governance, liquidity, and financial transparency.

In sum, while stocks of durable, world-class companies seem attractive based on their current valuations and prospects, they seem fantastic compared with all of the other major alternatives. As we look over the investment landscape today in full knowledge of the risks and uncertainties that range from Japanese-style deflation to Latin American-style hyperinflation, we believe that large capitalization, durable businesses have never looked better.

Q. How is the Portfolio constructed?10

A. In past reports, we have divided the Portfolio into four categories with the caveat that these labels are somewhat imprecise. As could be inferred from the discussion above, the first category is made up of those companies that we consider world leaders or stalwarts. At today’s prices, we continue to add to companies in this category. Holdings include Procter & Gamble, Merck, Hewlett-Packard, Coca-Cola, Microsoft, and Diageo (the world’s largest spirits company). These companies share virtually all of the characteristics we associate with durability and adaptability, including balance sheet strength, competitive advantages, decent returns on capital, reasonable pricing power, low risk of obsolescence, and geographic diversity. Yet despite these strengths, these companies on average trade at discounts to the market. Specifically, on average, these companies are generating an earnings yield of about 8% while paying a dividend yield of approximately 3%.  Such valuations seem particularly attractive when compared with the 5%-7% earnings yield and 2% dividend yield of the average

8 Small- and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
9 Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.
10 Individual securities are discussed in this piece.  While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. The return of a security to the Fund will vary based on weighting and timing of purchase. This is not a recommendation to buy or sell any specific security. Past performance is not a guarantee of future results.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

company in the S&P 500® Index and wonderful when compared with bonds.11 Just to add an exclamation point to this last observation, it is hard to believe Coca-Cola’s long-term debt currently yields 3.1% while the dividend on its common stock, which represents less than half of earnings, yields 3.2%.

A second category of investments includes our holdings in energy. In making these investments, we combine several top-down themes with bottom-up stock selection. From a top-down perspective, we have long believed that the combination of growth in the emerging markets, higher replacement costs and the high cost of alternative energy sources make long-term declines in the price of energy unlikely. It is striking, for example, that in 2009 China overtook the United States as the world’s largest consumer of energy. But there are two important risks in owning commodities. First, if we go through a period of deflation, commodity prices can plummet. Second, even if prices stay high, most commodity companies will still generate a poor return on capital over the long term. This low return results from a lack of capital discipline that leads most commodity companies to increase capital spending after commodity prices have already risen, often spending the vast majority of their windfall profits to simply replace what they just sold. In short, for most commodity companies capital spending increases at roughly the same rate as commodity prices and earnings. Because of these two concerns, we couple our top-down view with bottom-up stock selection. Specifically, when evaluating energy companies, we consider how the companies fared in different parts of the commodity price cycle, paying particular attention to their performance when prices were low. We also focus on their record of generating satisfactory returns on incremental capital investments. Our holdings in these sectors include Canadian Natural Resources and the portion of Diamond Offshore held by Loews, which have generated or have the prospect of generating satisfactory returns on reinvested capital over the very long term.  We think the managements of these companies are among the best in their sectors. When we turn to our mistakes below, we will contrast the results of these companies with our holding in ConocoPhillips.

A third category is made up of financial companies, though we consider this label so broad as to be unhelpful. In fact, we can think of no other sector in which John Train’s expression “Investing is the art of the specific” is truer. To begin with, this sector includes companies that are in fundamentally different businesses. What sense can it make to put a boutique portfolio manager like Oaktree Capital in the same category as a global commercial and investment bank like JPMorgan Chase? This is like lumping together Tiffany and Caterpillar because they both sell things made out of metal. In addition to including companies with vastly different business models, the financial sector also includes companies of vastly different quality and durability. It is our view while the headlines of the last several years have been filled with financial companies that went bankrupt or were taken over, there are also a select few financial firms that embody those characteristics we associate with durability—strong balance sheets, satisfactory returns, sustainable competitive advantages, products with low risk of obsolescence, geographic and/or product diversification, a skeptical view of mergers and acquisitions, and a healthy fear of arrogance and complacency. Companies like American Express, JPMorgan Chase and Wells Fargo & Company have been in business for more than a century. But even these are relative newcomers compared with Bank of New York Mellon, which was founded by Alexander Hamilton more than 200 years ago. It is not surprising that these four companies are among the Fund’s largest holdings in the financial sector.12

A final category of Portfolio investments is a catchall made up of companies that do not fit into a category. Some like Berkshire Hathaway and Loews are quasi-holding companies with investments in a range of industries. While their strong balance sheets and conservative positioning may make these dull investments in good times, they each have wonderful records of building value during times of panic or chaos. CVS Caremark is neither a retail company nor a drug company but rather a type of distribution channel that should benefit from the aging of America and growth in generic drugs. Costco, Harley-Davidson, and Texas Instruments are each uniquely dominant in a narrow subcategory of their particular industries. RHJ International is a Belgium-based holding company that recently purchased the storied British merchant bank Kleinwort Benson.  As a result, while we often describe the Portfolio in terms of categories, the fact that so many holdings defy easy categorization is a reminder that the portfolio is still built stock by stock from the bottom up.

11 Stocks and bonds represent different asset classes subject to different risks and rewards. Future economic events may favor one asset class over another.
12 There is no guarantee that these companies will continue to perform in the future how they have performed in the past.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Q. What were your biggest mistakes and the lessons learned?

A. As always, we must begin a discussion of mistakes with some definitions. Most important, we do not label an investment a mistake simply because it trades below our purchase price. In fact, it is probable that every company we buy will trade below our purchase price at some point, simply as a result of the unpredictability and vagaries of short-term results. Furthermore, it is the nature of markets that value and price often diverge for long periods of time. In euphoric times, such as during the Internet bubble, the stock prices of many companies exceed their value. In times of panic and dislocation, the value of many companies exceeds their prices. In such periods, the poor performance of an individual stock or even the Portfolio as a whole may indicate deferred returns rather than permanent losses. For example, a company purchased at $10 per share that has an intrinsic value of $20 is a good investment even if its stock price falls to $5 for some period of time. However, in other cases falling stock prices reflect substantial declines in the value of the underlying business. In these cases, we were mistaken in our business appraisals.

Over the past five years, our largest mistake by far was our investment in AIG. This investment detracted approximately 13% from our cumulative returns, which is roughly three and a half times more costly than our next largest mistake. We have written extensively about this mistake in past reports and because it remains the largest detractor from our five year results, we have left these reports on our website and commend them to your attention. (Please see the “Fund Literature” section of clipperfund.com to read these reports.) The lessons learned from this mistake have been pounded into your investment managers and while we will make mistakes in the future, we do not expect to make one like this again. The most important lessons learned are worth reiterating. First, the chief executive officer of any large financial institution must have the skills, experience and discipline to also serve as the chief risk officer. AIG was run for a number of years by executives who clearly failed this important test. Second, because of leverage, stupidity in even a relatively small part of a financial firm can bring down the entire enterprise. AIG’s global insurance operations were the largest and most profitable parts of its business. However, the steady profits of these huge and well-run operations were swamped by the losses at what was essentially a small proprietary trading operation. In others words, the idiocy of a tiny minority overwhelmed the competence of the vast majority. Finally, AIG was a powerful reminder of the importance of liquidity. Net worth and earnings power may be valuable, but in times of crisis only cash matters. AIG faced a call on cash that was simply not available despite having assets of $1 trillion and net worth of almost $100 billion.

In our last report, we also highlighted the fact that often the largest mistakes we make will never show up in our financial statements. This is not because we are glossing over them but rather because they were mistakes of omission. For example, our costliest mistakes during the financial crisis may well be the investments we failed to make when others were panicking. Wells Fargo, for example, traded roughly as low as $8 per share and American Express as low as $10. Had we added only 2.5% of the Fund to each of these positions at those low prices, we would have more than offset the cumulative loss we suffered in AIG.

Finally, in our earlier discussion of energy companies, we highlighted the critical importance of capital discipline. One of our largest holdings in the energy sector, ConocoPhillips, failed this important test. As a result, its share price has fallen almost 50% in the last two years. In essence, the combination of reinvesting huge amounts in low-returning projects as well as an ill- timed acquisition binge during which the company issued its relatively undervalued shares in exchange for overpriced acquisitions destroyed an enormous amount of shareholder value. Despite our mis-assessment of management, the rising price of oil has offset many of management’s missteps. As a result, while the shares have significantly trailed other energy companies, they have still been accretive to our returns over the last five years. Because the shares are strikingly cheap on the basis of reserves and there is some indication of improved capital discipline, we continue to hold a position at the time of this writing.

Looking Ahead

Having spent much of this report highlighting risks and uncertainties, we should spend a moment on real reasons for optimism, though such optimism may sound out of place in today’s world. Coming through one of the worst decades ever for stock investors, commentators and the public are more pessimistic than ever. The term “black swan” was recently popularized by author Nassim Taleb to describe the rare, high-impact and hard-to-predict events that roiled financial markets in the last decade. But black swans are nothing new. The future has always been full of unpredictable but significant events.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

What is new today is the assumption that black swans must necessarily be negative. While recent history is full of many negative surprises, investors and commentators have forgotten that many high-impact, hard-to-predict events are enormously positive for society as a whole and capitalism in particular. For example, over the last several decades biotech and pharmaceutical companies (like Merck) have produced almost miraculous cures to diseases that have plagued humanity for centuries. Is it possible in the years ahead that they will find a cure for costly and horrifying diseases like Alzheimer’s, Parkinson’s and diabetes and in doing so produce huge unexpected savings for our health care system? How about energy? Over the last several years, innovative companies have developed new technology that allows them to tap vast reserves of cheap, clean natural gas trapped in domestic shale formations. Is it possible in the years ahead there could be breakthroughs in solar or even nuclear technology as well as energy transmission and storage that could dramatically reduce the economic, political and environmental costs of energy? How about education? In the face of decades of poor results in our community college system, innovative for-profit education companies like Kaplan,13Apollo and Strayer have grown into some of the nation’s largest universities. Is it possible in the future that their innovative use of the Internet and other technologies could help improve outcomes and reduce costs throughout our nation’s school systems?

We give these examples not to be Pollyannas but as reminders that the march of progress has not come to a stop because real estate prices have declined and stocks are mired in a bear market. Future events have always been unpredictable, filled with both negative and positive surprises. In managing Clipper Fund, we have sought companies with the durability and resilience to weather the bad times but also the intelligence, innovation and adaptability to capitalize on the good times.

Concluding Thoughts

We will end this report where we began by saying that Clipper Fund’s results under our management have been poor. My partner Ken Charles Feinberg and I have worked together for more than 15 years during which we have generated satisfactory long-term returns for the shareholders of the other funds entrusted to our management.14 But we have not done so for Clipper Fund for which we apologize. Based on our experience, it is our sincere belief that we will generate satisfactory returns in the future.15 Although we cannot promise that we can achieve this goal, we can promise that we will spare no effort in trying.

Sincerely,

Christopher C. Davis                                                   Kenneth Charles Feinberg
President & Portfolio Manager                                      Portfolio Manager

July 30, 2010

13 Chris Davis serves as a Director for the Washington Post Company (a publishing company which owns Kaplan).
14 The long-term results of other funds managed by Chris Davis and Ken Feinberg should not be considered a proxy for how Clipper Fund will perform in the future.  Clipper Fund is non-diversified and is managed with different strategies and goals.
15 There can be no guarantee that Clipper Fund will perform better in the future then it has in the past.

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

This material is authorized for use by existing shareholders. A current Clipper Fund prospectus must accompany or precede this material if it is distributed to prospective shareholders. You should carefully consider the Fund’s investment objective, risks, fees, and expenses before investing. Read the prospectus carefully before you invest or send money.

This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. These comments may also include the expression of opinions that are speculative in nature and should not be relied on as statements of fact. Equity markets are volatile and an investor may lose money.

Clipper Fund’s investment objective is long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The Fund invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Fund are: market risk: the market value of shares of common stock can change rapidly and unpredictably and have the potential for loss; company risk: equity securities represent ownership positions in companies. Over time, the market value of a common stock should reflect the success or failure of the company issuing the stock; focused portfolio risk: funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of a funds total portfolio; financial services risk: investing a significant portion of assets in the financial services sector may cause a fund to be more volatile as securities within the financial services sector are more prone to regulatory action in the financial services industry, more sensitive to interest rate fluctuations, and are the target of increased competition; under $10 billion market capitalization risk: small- and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies; fees and expenses risk: fees and expenses reduce the return which a shareholder may earn by investing in a fund; and foreign country risk: foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.  As of June 30, 2010, Clipper Fund had approximately 13.5% of its net assets invested in foreign companies. See the prospectus for a complete listing of the principal risks.

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Fund include “forward looking statements” which may or may not be accurate over the long term. Forward looking statements can be identified by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or the Fund. You should not place undue reliance on forward looking statements, which are current as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.

The information provided in this material should not be considered a recommendation to buy, sell, or hold any particular security. As of June 30, 2010, Clipper Fund had invested the following percentages of its net assets in the companies listed:

American Express	8.72%	Hewlett-Packard	2.72%
Bank of New York Mellon	5.71%	JPMorgan Chase	1.22%
Berkshire Hathaway	10.58%	Loews Corp.	5.48%
Canadian Natural Resources	7.93%	Merck	3.63%
Coca-Cola	1.63%	Microsoft	1.28%
ConocoPhillips	2.48%	Oaktree Capital	7.06%
Costco Wholesale	11.30%	Procter & Gamble	6.99%
CVS Caremark	3.10%	RHJ International	3.76%
Diageo	0.60%	Texas Instruments	1.72%
Harley-Davidson	5.67%	Wells Fargo & Company	1.12%

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Clipper Fund has adopted a Portfolio Holdings Disclosure policy that governs the release of non-public portfolio holding information. This policy is described in detail in the prospectus. Visit clipperfund.com or call 800-432-2504 for the most current public portfolio holdings information.

After-tax returns show the fund’s annualized after-tax total return for the time period specified. After-tax returns with shares sold show the fund’s annualized after-tax total return for the time period specified plus the tax effect of selling your shares at the end of the period. To determine these figures, distributions are treated as taxed at the maximum tax rate in effect at the time they were paid with the balance reinvested. The maximum rates are currently 35% for non-qualified dividend income and short-term capital gains distributions. Long-term capital gains and qualified dividends currently are taxed at a maximum 15% rate. The tax rate is applied to distributions prior to reinvestment and the after-tax portion is reinvested in the fund. State and local taxes are ignored.

We gather our index data from a combination of reputable sources, including, but not limited to, Thomson Financial, Lipper, and index websites.

Over the last five calendar years, the high and low turnover ratio for Clipper Fund was 63% and 7%, respectively.

Broker-dealers and other financial intermediaries may charge Davis Advisors substantial fees for selling its products and providing continuing support to clients and shareholders. For example, broker-dealers and other financial intermediaries may charge: sales commissions; distribution and service fees; and record-keeping fees. In addition, payments or reimbursements may be requested for: marketing support concerning Davis Advisors’ products; placement on a list of offered products; access to sales meetings, sales representatives and management representatives; and participation in conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. Financial advisors should not consider Davis Advisors’ payment(s) to a financial intermediary as a basis for recommending Davis Advisors.

The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks. The Dow Jones is calculated by adding the closing prices of the component stocks and using a divisor that is adjusted for splits and stock dividends equal to 10% or more of the market value of an issue as well as substitutions and mergers. The average is quoted in points, not in dollars. Investments cannot be made directly in an index.

After October 31, 2010, this material must be accompanied by a supplement containing performance data for the most recent quarter end.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

06/10 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, 800-432-2504, clipperfund.com.

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Management’s Discussion of Fund Performance

Performance Overview

Clipper Fund delivered a negative return on net asset value of 3.81% for the six-month period ended June 30, 2010. Over the same time period, the Standard & Poor’s 500® Index (“Index”) declined 6.65%.  Every sector1 within the Index delivered negative returns over the period. The sectors within the Index that turned in the strongest (but still negative) performance over the six-month period were industrials, consumer discretionary, and consumer staples. The sectors within the Index that turned in the weakest performance over the six-month period were materials, energy, and information technology.

Factors Impacting the Fund’s Performance

The Fund continued to have more invested in financial companies than in any other sector and these companies were the most important contributor2 to performance. The Fund’s financial companies out-performed the corresponding sector within the Index (roughly flat versus down 4% for the Index) and had a higher relative average weighting (48% versus 16% for the Index). Berkshire Hathaway3 and Oaktree were among the most important contributors to performance. Bank of New York Mellon, Goldman Sachs, and Loews were among the most important detractors from performance.

The Fund’s only consumer discretionary company, Harley-Davidson, was among the most important detractors from performance, under-performing the corresponding sector within the Index (down 11% versus down 2% for the Index).

Consumer staple companies were an important detractor from performance. The Fund’s consumer staple companies under-performed the corresponding sector within the Index (down 5% versus down 3% for the Index) but a higher relative average weighting (23% versus 11% for the Index) in this stronger performing sector lessened the impact relative to the Index. Procter & Gamble was among the most important contributors to performance. Costco Wholesale and CVS Caremark were among the most important detractors from performance.

The Fund’s information technology companies under-performed the corresponding sector within the Index (down 17% versus down 10% for the Index) but had a lower relative average weighting in this weaker performing sector. Microsoft and Hewlett-Packard were among the most important detractors from performance.

The Fund held approximately 14% of its net assets in foreign companies at June 30, 2010. As a whole these companies under-performed the domestic companies held by the Fund.

Clipper Fund’s investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund’s principal risks are: market risk, company risk, focused portfolio risk, financial services risk, foreign country risk, under $10 billion market capitalization risk, fees and expenses risk, and headline risk.  See the prospectus for a full description of each risk.

1   The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2      A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3      This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

CLIPPER FUNDSM	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Clipper Fund versus the Standard & Poor’s 500® Index over 10 years for an investment made on June 30, 2000

Average Annual Total Return for periods ended June 30, 2010

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since fund’s Inception (02/29/84)	Gross Expense Ratio	Net Expense Ratio
Clipper Fund*	23.43%	(4.78)%	3.10%	10.97%	0.77%	0.77%
Standard & Poor’s 500® Index	14.43%	(0.79)%	(1.59)%	10.12%

*The Fund received favorable class action settlements from companies which it no longer owns. These settlements had a material impact on the investment performance of the Fund, adding approximately 5% to the Fund’s total return in 2009. This was a one time event that is unlikely to be repeated.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Clipper Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For more current information please call Clipper Fund Investor Services at 1-800-432-2504.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006. A different investment adviser managed the Fund through December 31, 2005.

CLIPPER FUNDSM	Fund Overview
June 30, 2010 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund’s Net Assets)		(% of Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	83.93%	Diversified Financials	30.69%	7.74%
Common Stock (Foreign)	13.51%	Insurance	17.82%	3.98%
Short Term Investments	2.72%	Food & Staples Retailing	14.77%	2.53%
Other Assets & Liabilities	(0.16)%	Energy	10.68%	10.75%
	100.00%	Household & Personal Products	7.18%	2.82%
		Information Technology	5.87%	18.76%
		Automobiles & Components	5.82%	0.64%
		Health Care	3.73%	12.09%
		Food, Beverage & Tobacco	2.29%	6.18%
		Banks	1.15%	3.20%
		Capital Goods	−	7.76%
		Utilities	−	3.67%
		Retailing	−	3.46%
		Other	−	16.42%
			100.00%	100.00%

Top 10 Holdings
(% of Fund’s Net Assets)

Costco Wholesale Corp.	Food & Staples Retailing	11.30%
Berkshire Hathaway Inc., Class A	Property & Casualty Insurance	10.58%
American Express Co.	Consumer Finance	8.72%
Canadian Natural Resources Ltd.	Energy	7.93%
Oaktree Capital Group LLC, Class A	Diversified Financial Services	7.06%
Procter & Gamble Co.	Household & Personal Products	6.99%
Bank of New York Mellon Corp.	Capital Markets	5.71%
Harley-Davidson, Inc.	Automobiles & Components	5.67%
Loews Corp.	Multi-line Insurance	5.48%
RHJ International	Diversified Financial Services	3.76%

CLIPPER FUNDSM	Expense Example (Unaudited)

Example

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses.  The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended June 30, 2010.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value (01/01/10)	Account Value (06/30/10)	During Period* (01/01/10-06/30/10)

Actual	$1,000.00	$961.86	$3.75
Hypothetical	$1,000.00	$1,020.98	$3.86

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund’s annualized operating expense ratio (0.77%)**, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

CLIPPER FUNDSM	Schedule of Investments
June 30, 2010 (Unaudited)

Shares	Security	Value (Note 1)
COMMON STOCK – (97.44%)
CONSUMER DISCRETIONARY – (5.67%)
Automobiles & Components – (5.67%)
2,761,460	Harley-Davidson, Inc.	$61,387,256

	Total Consumer Discretionary	61,387,256

CONSUMER STAPLES – (23.62%)
Food & Staples Retailing – (14.40%)
2,233,291	Costco Wholesale Corp.	122,429,013
1,142,200	CVS Caremark Corp.	33,489,304

		155,918,317

Food, Beverage & Tobacco – (2.23%)
353,000	Coca-Cola Co.	17,692,360
414,261	Diageo PLC (United Kingdom)	6,507,177

		24,199,537

Household & Personal Products – (6.99%)
1,263,025	Procter & Gamble Co.	75,756,239

	Total Consumer Staples	255,874,093

ENERGY – (10.41%)
2,583,974	Canadian Natural Resources Ltd. (Canada)	85,865,456
547,041	ConocoPhillips	26,854,243

	Total Energy	112,719,699

FINANCIALS – (48.39%)
Banks – (1.12%)
Commercial Banks – (1.12%)
473,300	Wells Fargo & Co.	12,116,480

Diversified Financials – (29.91%)
Capital Markets – (8.76%)
398,629	Ameriprise Financial, Inc.	14,402,466
2,504,289	Bank of New York Mellon Corp.	61,830,895
73,100	Goldman Sachs Group, Inc.	9,595,837
316,400	Julius Baer Group Ltd. (Switzerland)	9,021,382

		94,850,580

Consumer Finance – (8.72%)
2,379,433	American Express Co.	94,463,490

Diversified Financial Services – (12.43%)
499,928	Cielo S.A. (Brazil)	4,209,920
360,268	JPMorgan Chase & Co.	13,189,411
2,232,700	Oaktree Capital Group LLC, Class A (a)	76,469,975
5,504,297	RHJ International (Belgium)*(b)	40,773,847

		134,643,153

		323,957,223

Insurance – (17.36%)
Multi-line Insurance – (5.48%)
1,781,000	Loews Corp.	59,325,110

Property & Casualty Insurance – (10.58%)
955	Berkshire Hathaway Inc., Class A *	114,600,000

CLIPPER FUNDSM	Schedule of Investments – (Continued)
June 30, 2010 (Unaudited)

Shares/Principal	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
Reinsurance – (1.30%)
295,100	Transatlantic Holdings, Inc.	$14,152,996

		188,078,106

	Total Financials	524,151,809

HEALTH CARE – (3.63%)
Pharmaceuticals, Biotechnology & Life Sciences – (3.63%)
1,126,000	Merck & Co., Inc.	39,376,220

	Total Health Care	39,376,220

INFORMATION TECHNOLOGY – (5.72%)
Semiconductors & Semiconductor Equipment – (1.72%)
798,700	Texas Instruments Inc.	18,593,736

Software & Services – (1.28%)
603,229	Microsoft Corp.	13,874,267

Technology Hardware & Equipment – (2.72%)
682,000	Hewlett-Packard Co.	29,516,960

	Total Information Technology	61,984,963

	TOTAL COMMON STOCK – (Identified cost $1,099,869,630)	1,055,494,040

SHORT TERM INVESTMENTS – (2.72%)
$5,197,000	Banc of America Securities LLC Joint Repurchase Agreement,
	0.03%, 07/01/10, dated 06/30/10, repurchase value of $5,197,004
	(collateralized by: U.S. Government agency obligations in a pooled cash account, 0.00%-5.00%, 12/08/10-07/15/20, total market value $5,300,940)	5,197,000
7,582,000	Goldman, Sachs & Co. Joint Repurchase Agreement,
	0.01%, 07/01/10, dated 06/30/10, repurchase value of $7,582,002
	(collateralized by: U.S. Government agency obligations in a pooled cash account, 0.00%-5.05%, 08/30/10-01/26/15, total market value $7,733,640)	7,582,000
16,629,000	Mizuho Securities USA Inc. Joint Repurchase Agreement,
	0.14%, 07/01/10, dated 06/30/10, repurchase value of $16,629,065
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.421%-6.229%, 09/01/19-07/01/40, total market value $16,961,580)	16,629,000

	TOTAL SHORT TERM INVESTMENTS – (Identified cost $29,408,000)	29,408,000

	Total Investments – (100.16%) – (Identified cost $1,129,277,630) – (c)	1,084,902,040
	Liabilities Less Other Assets – (0.16%)	(1,681,646)

	Net Assets – (100.00%)	$1,083,220,394

*	Non-Income producing security.

(a)	Illiquid Security – See Note 6 of the Notes to Financial Statements.

CLIPPER FUNDSM	Schedule of Investments – (Continued)
June 30, 2010 (Unaudited)

(b)
Affiliated Company.  Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the six months ended June 30, 2010.  The aggregate fair value of the securities of affiliated companies held by the Fund as of June 30, 2010, amounts to $40,773,847.  Transactions during the period in which the issuers were affiliates are as follows:

	Security	Shares December 31, 2009	Gross Additions	Gross Reductions	Shares June 30, 2010	Dividend Income
	RHJ International	5,686,297	−	182,000	5,504,297	$ −

(c)	Aggregate cost for federal income tax purposes is $1,130,097,462. At June 30, 2010 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation					$133,536,771
	Unrealized depreciation					(178,732,193)
		Net unrealized depreciation				$(45,195,422)

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Assets and Liabilities
At June 30, 2010 (Unaudited)

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments):
Unaffiliated companies	$1,044,128,193
Affiliated companies	40,773,847
Cash	1,517
Receivables:
Capital stock sold	326,356
Dividends and interest	1,273,707
Prepaid expenses	9,628
Total assets	1,086,513,248
LIABILITIES:
Payables:
Capital stock redeemed	2,292,856
Accrued management fee	580,921
Accrued transfer agent fees	281,466
Other accrued expenses	137,611
Total liabilities	3,292,854
NET ASSETS	$1,083,220,394
SHARES OUTSTANDING	20,639,137
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$52.48
NET ASSETS CONSIST OF:
Paid in capital	$1,579,499,272
Undistributed net investment income	6,865,923
Accumulated net realized losses from investments and foreign currency transactions	(458,766,597)
Net unrealized depreciation on investments and foreign currency transactions	(44,378,204)
Net Assets	$1,083,220,394

*Including:
Cost of unaffiliated companies	$1,044,473,841
Cost of affiliated companies	84,803,789

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Operations
For the six months ended June 30, 2010 (Unaudited)

INVESTMENT INCOME:
Income:
Dividends*		$11,221,242
Interest		14,191
Total income		11,235,433

Expenses:
Management fees (Note 3)	$3,207,685
Custodian fees	65,895
Transfer agent fees	800,460
Audit fees	22,800
Legal fees	31,533
Reports to shareholders	102,503
Directors’ fees and expenses	48,963
Registration and filing fees	25,002
Excise tax expense	94,500
Miscellaneous	62,342
Total expenses		4,461,683
Expenses paid indirectly (Note 4)		(12)
Net expenses		4,461,671
	Net investment income	6,773,762

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions:
Unaffiliated companies		6,487,256
Affiliated companies		(2,279,411)
Foreign currency transactions		(70,162)
Net change in unrealized appreciation (depreciation)		(53,336,016)
Net realized and unrealized loss on investments and foreign currency transactions		(49,198,333)
Net decrease in net assets resulting from operations		$(42,424,571)

*Net of foreign taxes withheld as follows		$74,379

See Notes to Financial Statements

CLIPPER FUNDSM	Statements of Changes in Net Assets

	Six months ended June 30, 2010 (Unaudited)	Year ended December 31, 2009
OPERATIONS:
Net investment income	$6,773,762	$9,906,874
Net realized gain (loss) from investments and foreign currency transactions	4,137,683	(427,082,967)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(53,336,016)	737,925,947

Net increase (decrease) in net assets resulting from operations	(42,424,571)	320,749,854

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(9,753,697)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 5)	(36,678,382)	(232,646,291)

Total increase (decrease) in net assets	(79,102,953)	78,349,866

NET ASSETS:
Beginning of period	1,162,323,347	1,083,973,481
End of period*	$1,083,220,394	$1,162,323,347

*Including undistributed net investment income of	$6,865,923	$92,161

See Notes to Financial Statements

CLIPPER FUNDSM	Notes to Financial Statements
June 30, 2010 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Fund, Inc. (“Fund”, a California corporation) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Fund’s investment objective is long-term capital growth and capital preservation. Effective January 1, 2006, Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”) assumed management of the Fund. The Adviser seeks to invest the Fund’s assets primarily in common stocks of large companies (generally, companies with market capitalizations of $10 billion or more at the time of initial purchase) that are trading at prices below the Adviser’s estimate of their intrinsic values. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business.  Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation.  Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the closing bid price.  Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued.  Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.  Securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued.  Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors.  Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2010 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs*	Inputs	Total
Equity securities:
Consumer discretionary	$61,387,256	$–	$–	$61,387,256
Consumer staples	249,366,916	6,507,177	–	255,874,093
Energy	112,719,699	–	–	112,719,699
Financials	397,886,605	126,265,204	–	524,151,809
Health care	39,376,220	–	–	39,376,220
Information technology	61,984,963	–	–	61,984,963
Short-term securities	–	29,408,000	–	29,408,000
Total	$922,721,659	$162,180,381	$–	$1,084,902,040

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

Application of standing Board valuation procedures related to non-U.S. securities triggered transfers between Level 1 and Level 2 assets during the period.  During the six months ended June 30, 2010, $9,021,382 transferred from Level 1 to Level 2.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts.  These balances are invested in one or more repurchase agreements, secured by U.S. Government securities.  A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature.  Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation.  The cost basis of such assets and liabilities is determined based upon historical exchange rates.  Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar.  Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed.  Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.  The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2010 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders.  Therefore, no provision for federal income tax is required.  The Fund incurred a 2009 excise tax liability of $94,500 during the six months ended June 30, 2010.  The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax would be required in the Fund’s financial statements related to those tax positions.  The Fund’s federal and state (Arizona and California) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.  The earliest tax year that remains subject to examination by these jurisdictions is 2006.  At December 31, 2009, the Fund had available for federal income tax purposes unused capital loss carryforwards and post October 2009 capital losses as follows:

	Capital Loss Carryforwards	Post October 2009 Capital Losses
Expiring
12/31/2016	$35,042,000	$–
12/31/2017	419,518,000	–
12/31/2018	–	7,525,000
	$454,560,000	$7,525,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost.  Dividend income is recorded on the ex-dividend date.  Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.  Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership income, and net operating losses.  The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund.  The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 2010 were $14,428,039 and $51,599,833, respectively.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2010 (Unaudited)

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser.  The annual rate is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion.  Advisory fees paid during the six months ended June 30, 2010 approximated 0.55% of average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent.  The Adviser is also paid for certain transfer agent services.  The fee paid to the Adviser for these services for the six months ended June 30, 2010 amounted to $33,658. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider.  Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian.  Certain officers of the Fund are also officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund.  DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser.  The Fund pays no fees directly to DSA-NY.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund.  Such reductions amounted to $12 during the six months ended June 30, 2010.

NOTE 5 - CAPITAL STOCK

At June 30, 2010, there were 200 million shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Six months ended		Year ended
	June 30, 2010 (Unaudited)		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	1,622,403	$92,072,274	2,355,169	$101,536,414
Shares issued in reinvestment
of distributions	–	–	167,179	9,204,841
	1,622,403	92,072,274	2,522,348	110,741,255
Shares redeemed	(2,287,852)	(128,750,656)	(8,328,555)	(343,387,546)
Net decrease	(665,449)	$(36,678,382)	(5,806,207)	$(232,646,291)

NOTE 6 - ILLIQUID SECURITIES

Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time.  The aggregate value of illiquid securities in the Fund amounted to $76,469,975 or 7.06% of the Fund’s net assets as of June 30, 2010.  Information regarding illiquid securities is as follows:

Security	Acquisition Date	Shares	Cost per Share	Valuation per Share as of June 30, 2010

Oaktree Capital Group LLC, Class A	09/20/07	2,232,700	$ 36.90	$34.25

NOTE 7 - SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2010 and through the issuance of the financial statements, which required adjustments and/or additional disclosure.

CLIPPER FUNDSM	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Six months ended June 30, 2010		Year ended December 31,
	(Unaudited)		2009		2008	2007	2006a	2005
Net Asset Value, Beginning of Period	$54.56		$39.98		$81.00	$91.98	$88.18	$89.68

Income (Loss) from Investment Operations:
Net Investment Income	0.33		0.46		0.83	0.88	1.07	1.31
Net Realized and Unrealized Gains (Losses)	(2.41)		14.58		(40.99)	(0.84)	11.84	(1.52)
Total from Investment Operations	(2.08)		15.04		(40.16)	0.04	12.91	(0.21)

Dividends and Distributions:
Dividends from Net Investment Income	–		(0.46)		(0.83)	(0.87)	(1.10)	(1.29)
Distributions from Realized Gains	–		–		(0.02)	(10.15)	(8.01)	–
Return of Capital	–		–		(0.01)	–	–	–
Total Dividends and Distributions	–		(0.46)		(0.86)	(11.02)	(9.11)	(1.29)
Net Asset Value, End of Period	$52.48		$54.56		$39.98	$81.00	$91.98	$88.18

Total Returnb	(3.81)%		37.60	%c	(49.57)%	0.05%	15.27%	(0.24)%

Ratios/Supplemental Data:
Net Assets, End of Period (in millions)	$1,083		$1,162		$1,084	$2,781	$3,428	$4,006
Ratio of Expenses to Average Net Assets:
Gross	0.77	%d	0.80%		0.76%	0.69%	0.70%	1.12%
Nete	0.77	%d	0.80%		0.76%	0.69%	0.62%	1.11%
Ratio of Net Investment Income to Average Net Assets	1.16	%d	0.96%		1.21%	0.85%	1.11%	0.97%
Portfolio Turnover Ratef	1%		15%		7%	25%	63%	13%

a	Effective January 1, 2006, Davis Selected Advisers, L.P., assumed management of the Fund. A different investment adviser managed the Fund from inception through December 31, 2005.

b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Total returns are not annualized for periods of less than one year.

c
Clipper Fund received favorable class action settlements from companies that it no longer owns. These settlements contributed roughly 5% to the Fund's total return in 2009. This was a one-time event that is unlikely to be repeated.

d	Annualized.

e	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

f
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

CLIPPER FUNDSM	Director Approval of Advisory Agreements

The Board of Directors of Clipper Fund, Inc. (“Fund”) oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s advisory agreement with Davis Selected Advisers, L.P. and its sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Advisory Agreement”).  Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. are jointly referred to below as “Davis Advisors.”

As a part of this process, counsel for the Board of Directors (which is composed entirely of directors who are independent of Davis Advisors) prepares questions which it submits to Davis Advisors in anticipation of the annual contract review. During the March 2010 Board of Directors’ meeting, the Directors reviewed and evaluated Davis Advisors’ responses to these questions as well as a variety of information furnished to the Directors during the previous year with respect to Davis Advisors and the operations of the Fund. Upon completion of this review, the Directors determined that the terms of the Advisory Agreement are fair and reasonable, and that the Advisory Agreement continues to be in the best interests of the Fund and its shareholders, and approved its continuation for an additional year.

The Directors’ determinations were based upon a comprehensive consideration of all information provided to them and were not the result of any single factor. The following facts and conclusions were important, but not exclusive, factors in the Directors’ recommendation to renew the Advisory Agreement.

Performance, Expenses, and Advisory Fee Schedule

The Directors noted that for the year ended February 28, 2010, the Fund’s total investment return was approximately 78%, and for the slightly over 4-year period since Davis Advisors began managing the Fund on January 1, 2006, the Fund’s average annual total investment return was approximately negative 5%. The Directors noted that the Fund out-performed its benchmark (the Standard & Poor’s 500® Index) for the 1-year period and under-performed its benchmark for the 3-year period ended February 28, 2010. In addition, the Directors considered that, over the 1-year period ended December 31, 2009, the Fund out-performed the average performance of a peer group of comparable funds (“fund peer group”) as determined by Lipper, Inc., an independent service provider. Over the 3-year period ended December 31, 2009, the Directors noted that the Fund under-performed the fund peer group. The Directors considered the unusual market conditions during the past two years, noted that the period that Davis Advisors has managed the Fund is a relatively short time frame to make meaningful judgments concerning performance for a non-diversified fund with the goal of long-term capital growth and capital preservation, and considered that Davis Advisors’ investment discipline has delivered good investment performance to other clients with similar strategies, when measured over longer time periods.

The Directors considered the Fund’s contractual advisory fee, noting that it was above the asset-weighted average but below the median and average of all large cap value funds classified by Lipper, Inc., and below the asset-weighted average, median, and average of all large cap funds (i.e., value, growth, and core). In addition, the Directors considered that, effective July 1, 2009, Davis Advisors voluntarily and permanently reduced all the highest management fee breakpoints for the Fund to 0.55%. The former fee schedule for the Fund began at 0.65%. The Fund now has a fee schedule beginning at 0.55% and declining from there in a series of breakpoints, which the Directors noted results in a fee that is lower than under its previous schedule and lower than the average and median fees for the large cap core and large cap value fund groups. The Directors noted that the breakpoint discounts in the Fund’s advisory fee schedule provide for the sharing by Davis Advisors with Fund shareholders of any economies of scale that may exist in the management of the Fund (although the Fund’s assets have decreased over the past several years). The Directors also noted that the Fund’s advisory fee is identical to that paid by another open-end mutual fund for which Davis Advisors serves as investment adviser, and that although the advisory fees paid by other institutional clients of Davis Advisors are in some cases lower, the differences reflect the significant investment, operational, and regulatory differences between advising mutual funds and institutional clients.

The Directors considered that the Fund’s total expense ratio was below the average of its fund peer group. They reviewed information prepared by Davis Advisors relating to costs and profits in providing services to the Fund.  In addition, the Directors considered various other potential benefits that Davis Advisors might receive in connection with the services it provides to the Fund, including reimbursement of a portion of Davis Advisors’ costs in providing shareholder services to the Fund. In that connection, the Directors also reviewed Davis Advisors’ portfolio brokerage practices, and noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services. The Directors concluded that the Fund’s management fee and expenses were reasonable.

CLIPPER FUNDSM	Director Approval of Advisory Agreements – (Continued)

Other Significant Considerations

The Directors noted the importance of reviewing quantitative measures such as those described above, but also recognized that qualitative factors are important in assessing whether Fund shareholders have been, or are likely to be, well served by the renewal of the Advisory Agreement.  Accordingly, the Directors also considered the full range of services which Davis Advisors provides to the Fund and its shareholders, including whether it:

1.	Employs a disciplined, company-specific, research-driven, businesslike, and long-term investment philosophy;
2.
Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversight of third-party service providers; and

3.	Fosters healthy investor behavior.

The Directors considered the quality of Davis Advisors’ investment management process; the experience, capability, and integrity of its senior management; the overall financial strength and stability of its organization; and Davis Advisors’ commitment to maintaining these attributes.

The Directors noted that Davis Advisors and the Davis family have invested over $60 million in the Fund and, as a result, that Davis Advisors’ and the Davis family’s interests are aligned with those of the Fund’s other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve satisfactory long-term returns.  The Directors also considered Davis Advisors’ efforts to minimize Fund transaction costs by generally applying a long-term time horizon to investments.

The Directors concluded that Davis Advisors had provided the Fund and its shareholders a reasonable level of both investment and non-investment services. The Directors further concluded that shareholders have received significant benefits from Davis Advisors’ shareholder-oriented approach.

CLIPPER FUNDSM	Fund Information

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund.  A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-432-2504 or on the Fund’s website at www.clipperfund.com, or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CLIPPER FUNDSM	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about the Fund, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Clipper Fund by phone at 1-800-432-2504. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

CLIPPER FUNDSM	Directors and Officers

For the purpose of their service as directors to the Clipper Fund, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756.  All directors qualify as independent under the Investment Company Act of 1940.

Name (birthdate)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held

Independent Directors

Lawrence E. Harris (09/16/56)	Director	Indefinite and since April 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA	1	Interactive Brokers Group, Inc.

Steven N. Kearsley (09/29/41)	Director	Indefinite and since April 2006	Private Investor, Real Estate Development	1	None

Lawrence P. McNamee (09/12/34)	Director	Indefinite and since inception	Retired Educator	1	None

Norman B. Williamson (05/18/32)	Director/ Chairman	Indefinite and since inception	Private Investor	1	None

Officers

Christopher C. Davis (born 07/13/65, Clipper Fund officer since 12/19/05). President of Clipper Fund. Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Chief Executive Officer, President or Vice President of each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Employee of Shelby Cullom Davis & Co. (registered broker/dealer); Director of Davis New York Venture Fund, Inc. (consisting of four portfolios), Davis Variable Account Fund, Inc. (consisting of three portfolios), and the Selected Funds (consisting of three portfolios); Director of Washington Post Co. (publishing company).

Kenneth C. Eich (born 08/14/53, Clipper Fund officer since 12/19/05). Executive Vice President and Principal Executive Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Clipper Fund officer since 12/19/05). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Clipper Fund officer since 12/19/05). Vice President, Chief Compliance Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Clipper Fund officer since 12/19/05). Vice President and Secretary of Clipper Fund; each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

CLIPPER FUNDSM

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 55468
Boston, Massachusetts 02205-5468

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available upon request, free of charge, by contacting the Fund at 1-800-432-2504 or on the Fund’s website at www.clipperfund.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that independent trustee Steven N. Kearsley qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) Not Applicable

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not Applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUND, INC.

By	/s/ Kenneth C. Eich

Kenneth C. Eich

Principal Executive Officer

Date: August 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich

Kenneth C. Eich

Principal Executive Officer

Date: August 18, 2010

By	/s/ Douglas A. Haines

Douglas A. Haines

Principal Financial Officer

Date: August 18, 2010